Location/Identification

MINFILE Number: 092ISW078

Name(s): VAN WINKLE BAR

Status:	Showing	**Mining Division:**	Kamloops
		Electoral District:	Yale-Lillooet
Regions:	British Columbia	**Forest District:**	Cascades Forest District
BCGS Map:	092I022		
NTS Map:	092I05E	**UTM Zone:**	10 (NAD 83)
Latitude:	50 16 00 N	**Northing:**	5569210
Longitude:	121 36 23 W	**Easting:**	599321
Elevation:	145 metres		
Location Accuracy:	Within 500M		

Comments: Black sands of Van Winkle Bar on the Fraser River, 3 kilometres northwest of Lytton (Open File 1986-7).

Mineral Occurrence

Commodities: Platinum, Iridium

Minerals
- **Significant:** Platinum, Iridium
- **Mineralization Age:** Unknown

Deposit
- **Character:** Unconsolidated
- **Classification:** Placer
- **Type:** C01 : Surficial placers

Host Rock

Dominant Host Rock: Sedimentary

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Paleozoic-Mesozoic	Cache Creek	Undefined Formation	----

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Sand, Volcanic Rock, Sediment/Sedimentary Rock

Geological Setting

Tectonic Belt: Intermontane

Terrane: Cache Creek

Physiographic Area: Pavilion Ranges

Inventory

Ore Zone:	SHOWING	**Year:**	1934
Category:	Assay/analysis	**Report On:**	N
		NI 43-101:	N

Sample Type: Bulk Sample

Commodity	Grade
Platinum	5681.1000 grams per tonne

Reference: Open File 1986-7.

Capsule Geology

The Van Winkle Bar showing is located on the Fraser River, 3 kilometres northwest of Lytton.

Platinum and iridium occur in the black sands of Van Winkle Bar. Source rocks are believed to be Carboniferous-Jurassic Cache Creek Complex (Group) volcanic and sedimentary rocks to the north.

Bibliography

EM FIELDWORK 2001, pp. 303-312
EM GEOFILE 2000-2; 2000-5
EMPR OF *1986-7, pp. 17,67
GSC EC GEOL 13 (1934), p. 101
GSC MAP 42-1989

Date Coded:	1991/05/07	**Coded By:**	Shielagh N. Banfield(SNB)	**Field Check:**	N
Date Revised:	1991/06/12	**Revised By:**	Shielagh N. Banfield(SNB)	**Field Check:**	N